                                                                    EXHIBIT 10.1

                       THIRD AMENDMENT TO CREDIT AGREEMENT

      This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of March 21, 2005, by and among AGCO CORPORATION, a Delaware corporation ("AGCO"), AGCO CANADA, LTD., a Saskatchewan corporation ("Canadian Subsidiary"), AGCO LIMITED, an English corporation ("English Subsidiary One"), AGCO INTERNATIONAL LIMITED, an English corporation ("English Subsidiary Two"), AGCO HOLDING B.V., a Netherlands corporation ("Netherlands Subsidiary"), AGCO DEUTSCHLAND HOLDING LIMITED & CO. KG, a German limited partnership ("German Subsidiary"), and VALTRA HOLDING OY, a Finnish limited liability company ("Finnish Subsidiary"; AGCO, Canadian Subsidiary, English Subsidiary One, English Subsidiary Two, Netherlands Subsidiary, German Subsidiary and Finnish Subsidiary are referred to herein collectively as the "Borrowers" and individually as a "Borrower"); the lenders (the "Lenders") signatory hereto; COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", CANADIAN BRANCH, as Canadian administrative agent for the Canadian Lenders (together with any successor, in such capacity, the "Canadian Administrative Agent"); and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as administrative agent for the Lenders (together with, any successor, in such capacity, the "Administrative Agent").

                                   WITNESSETH:

      WHEREAS, the Borrowers, the Administrative Agent, the Canadian Administrative Agent, the Lenders, the Issuing Banks (as defined in the Credit Agreement), SunTrust Bank and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents, and CoBank, ACB and The Bank of Tokyo-Mitsubishi, Ltd., NY Branch, as Co-Documentation Agents, are parties to that certain Credit Agreement dated as of December 22, 2003 (as amended by that certain First Amendment to Credit Agreement and Consent dated as of April 12, 2004, as further amended by that certain Second Amendment to Credit Agreement dated as of August 17, 2004, and as further amended, restated, supplemented or modified from time to time, the "Credit Agreement"); and

      WHEREAS, the Borrowers have requested that certain terms and conditions of the Credit Agreement be amended, and the Lenders signatory hereto, the Canadian Administrative Agent and the Administrative Agent have agreed to the requested amendments on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and further agree as follows:

      SECTION 1. Amendments.

                  (a) Amendment to Section 1.1. Section 1.1 of the Credit Agreement, Certain Defined Terms, is hereby amended and modified by deleting clauses (a), (b), (c) and (d) of the definition of "Applicable Margin" set forth therein in the entirety and by substituting the following in lieu thereof:

                  "(a) if the relevant Obligation is a US Term Loan that is a Base Rate Loan, 0.50%, (b) if the relevant Obligation is a Euro Term Loan that is a Base Rate Loan, 1.75%, (c) if the relevant Obligation is a US Term Loan that is a LIBO Rate Loan, 1.75%, (d) if the relevant Obligation is a Euro Term Loan that is a LIBO Rate Loan, 1.75%, or"

                  (b) Amendment to Section 1.1. Section 1.1 of the Credit Agreement, Certain Defined Terms, is hereby further amended and modified by deleting the definitions of "Applicable Capital Market Transaction Documents," "Funded Debt," "New Capital Market Transactions," "Revolving Loan Maturity Date," "Securitization Documents," "Securitization Facility," "Securitization Funding," "Securitization Intercreditor Agreement," "Senior Debt Ratio" and "Term Loan Maturity Date" and by substituting the following in lieu thereof:

            ""Applicable Capital Market Transaction Documents" means, collectively, as of any date, the Convertible Note Documents, the Existing 2008 Note Documents, the New Senior Subordinated Note Documents, and, after the completion of the Convertible Exchange Offer, the New Convertible Note Documents, and any other document governing the Capital Market Transactions that are in effect and binding on AGCO, as of such date of determination."

            ""Funded Debt" means without double-counting, with respect to AGCO on a Consolidated basis, as of any date of determination, all obligations of the type described in clauses (a) through (e) of the definition of "Indebtedness" set forth in Article 1 hereof and any Guaranty of any of the foregoing for which a demand for payment has been received, and specifically including, without limitation, the amount of Borrower Outstandings hereunder. Upon the consummation of the Acquisition, for purposes of calculating the amount of "Funded Debt" hereunder outstanding as of the last day of any fiscal quarter during which the financial performance of Target was not Consolidated with AGCO, an additional amount of U.S. $450,000,000 of Funded Debt shall be deemed to have been outstanding as of the last day of each such fiscal quarter."

            ""New Capital Market Transactions" means, collectively, the transactions contemplated by the Convertible Note Documents, the New Senior Subordinated Note Documents, and, after the completion of the

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      Convertible Exchange Offer, the New Convertible Note Documents, together with any issuance of common stock by AGCO prior to the Initial Funding Date."

            ""Revolving Loan Maturity Date" means (a) March 31, 2008, if prior to such date AGCO has not either (x) repurchased the Existing 2008 Notes in accordance with Section 7.13 or (y) refinanced the Existing 2008 Notes from the Net Cash Proceeds received by AGCO from the issuance of securities (i) maturing no earlier than January 1, 2010 and (ii) having a priority not greater than the existing priority of the Existing 2008 Notes, or (b) January 5, 2009, if AGCO has refinanced or repurchased the Existing 2008 Notes in accordance with and prior to the date set forth in clause (a) of this, definition."

            ""Securitization Documents" means the US Securitization Documents, the European Securitization Documents, the Canadian Securitization Documents and the Dealer Receivable Factoring Program Documents, each in form and substance satisfactory to the Administrative Agent."

            ""Securitization Facility" means, individually or collectively, the US Securitization, the European Securitization, the Canadian Securitization and the Dealer Receivable Factoring Program."

            ""Securitization Funding" means any Indebtedness, trust participations or any other interests that the Administrative Agent determines are equivalent thereto, incurred or issued by any Person purchasing Receivables in a Securitization Facility (other than a Dealer Receivable Factoring Program) and applicable to the purchase of such Receivables. Any reference to the principal amount of Securitization Funding on any date refers to the "invested amount," "capital," "investment," or analogous term reflecting the amount paid for the purchase of Receivables in a Securitization Facility or any trust participations or other equivalent interests issued in connection therewith, in each case as of such date as determined by the Administrative Agent. Any reference to the interest expense attributable to any Securitization Funding refers to any interest expense in respect of any Indebtedness comprising the same or the equivalent of such interest expense, as determined by the Administrative Agent, with respect to such purchase of Receivables or any trust participations or other equivalent interests issued in connection therewith, in each case for such period."

            ""Securitization Intercreditor Agreement" means, collectively or individually, (a) that certain Intercreditor Agreement dated as of the Initial Funding Date by and among Rabobank, in its capacity as Administrative Agent, and Rabobank, in its capacity as Agent under the US Securitization, (b) that certain Intercreditor Agreement dated as of the

      Initial Funding Date by and among Rabobank, in its capacity as Administrative Agent, and Rabobank, in its capacity as Agent under the Canadian Securitization, and (c) one or more intercreditor agreements executed by the Administrative Agent in connection with the Dealer Receivable Factoring Program, in each case, as the same may be amended, restated supplemented or otherwise modified from time to time."

            ""Senior Debt Ratio" means, on any date of determination, the ratio of (a)(i) the average of the principal amount of Funded Debt outstanding as of the last day of each fiscal quarter for the four fiscal quarter period then ended, minus (ii) the amount of Indebtedness outstanding under the Existing 2008 Notes, the Convertible Notes, the New Convertible Notes and any other New Capital Market Transaction that is contractually subordinated to the Obligations as of the last day of the most recent fiscal quarter end, to (b) Consolidated EBITDA for the most recent fiscal quarter of AGCO for which financial statements have been delivered to the Administrative Agent pursuant to Section 6.1(b) and for the three complete fiscal quarters of AGCO immediately preceding such fiscal quarter."

            ""Term Loan Maturity Date" means (a) March 31,2008, if prior to such date AGCO has not either (x) repurchased the Existing 2008 Notes in accordance with Section 7.13 or (y) refinanced the Existing 2008 Notes from the Net Cash Proceeds received by AGCO from the issuance of securities (i) maturing no earlier than January 1, 2010 and (ii) having a priority not greater than the existing priority of the Existing 2008 Notes, or (b) July 3, 2009, if AGCO has refinanced or repurchased the Existing 2008 Notes in accordance with and prior to the date set forth in clause (a) of this definition."

                  (c) Amendment to Section 1.1. Section 1.1 of the Credit Agreement, Certain Defined Terms, is hereby further amended and modified by inserting the following definitions in appropriative alphabetical order therein:

            ""Canadian Dealer Receivable Factoring Program" means a program of sales (without recourse for loss resulting from an account debtor's inability to pay) by AGCO Canada of interest bearing Receivables subject to the Canadian Securitization to a Finance Company, as more fully set forth in the Canadian Dealer Receivable Factoring Program Documents."

            ""Canadian Dealer Receivable Factoring Program Documents" means (a) a Repurchased Receivables Purchase Agreement among AGCO Canada, as the seller, and AGCO Finance Canada, Ltd., as buyer; (b) a Servicing and Support Agreement, dated on or about April 1, 2005 among AGCO, as initial servicer, AGCO Finance Canada, Ltd., as purchaser, and (c) all other agreements executed in connection with, or in replacement of, the foregoing, in each case in form and substance satisfactory to the

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

      Administrative Agent, as the same may be amended, supplemented or modified from time to time with the consent of the Administrative Agent."

            ""Convertible Exchange Offer" means an exchange offer whereby AGCO will offer to the holders of the Convertible Notes the option to exchange, on a dollar for dollar basis, their outstanding Convertible Notes for New Convertible Notes, the terms and conditions of which shall be in form and substance reasonably acceptable to the Administrative Agent."

            ""Dealer Receivable Factoring Program" means, individually and collectively, the Canadian Dealer Receivable Factoring Program and the US Dealer Receivable Factoring Program."

            ""Dealer Receivable Factoring Program Documents" means, individually and collectively, the US Dealer Receivable Factoring Program Documents and the Canadian Dealer Receivable Factoring Program Documents."

            ""New Convertible Note Documents" means the New Convertible Note Indenture, the New Convertible Notes and such other documents executed by AGCO in connection therewith."

            ""New Convertible Note Indenture" means the Indenture by and among AGCO, as issuer, and the New Convertible Note Trustee, as trustee, executed in connection with the Convertible Exchange Offer, as amended, modified and supplemented from time to time."

            ""New Convertible Notes" means those 1 3/4% Convertible Senior Subordinated Notes due 2035 in a principal amount not to exceed U.S. $201,250,000 issued by AGCO pursuant to the New Convertible Note Indenture."

            ""New Convertible Note Trustee" means SunTrust Bank, in its capacity as trustee under the New Convertible Note Indenture, and any successor trustee under the New Convertible Note Indenture."

            ""US Dealer Receivable Factoring Program" means a program of sales (without recourse for loss resulting from an account debtor's inability to pay) by AGCO Funding Corporation of interest bearing Receivables subject to the US Securitization to a Finance Company, as more fully set forth in the US Dealer Receivable Factoring Program Documents."

            ""US Dealer Receivable Factoring Program Documents" means (a) a Repurchased Receivables Purchase Agreement among AGCO Funding

      Corporation, as originator, AGCO, as servicer, and AGCO Finance LLC, as buyer, (b) a Servicing and Support Agreement, dated on or about April 1, 2005 among AGCO, as servicer and originator, and AGCO Finance LLC, as purchaser, and (c) all other agreements executed in connection with, or in replacement of, the foregoing, in each case in form and substance satisfactory to the Administrative Agent, as the same may be amended, supplemented or modified from time to time with the consent of the Administrative Agent."

                  (d) Amendment to Section 2.5. Section 2.5 of the Credit Agreement, Prepayments and Deposits, is hereby amended and modified by deleting subsection 2.5(b)(i) in its entirety and by substituting the following in lieu thereof:

            "(i) If, at any time after the Initial Funding Date, any Borrower shall (A) incur any Funded Debt (other than (1) the Obligations, (2) Indebtedness under the Bridge Facility or under the New Convertible Notes, and (3) Indebtedness permitted under clauses (b), (d), (e), and (g) through (j) of Section 7.1) or (B) issue any Stock (other than (1) the issuance of Stock to AGCO or any Restricted Subsidiary, (2) the issuance of Stock of AGCO to any employee, executive, director or officer under an incentive compensation program, (3) the issuance of any Stock of a Restricted Subsidiary to directors of such Restricted Subsidiaries to the extent the issuance thereof is required by applicable law, and (4) the issuance of Stock of AGCO to the extent that the Net Cash Proceeds thereof are used substantially concurrently to purchase equity securities of AGCO from management, directors or key employees of AGCO or any of its Subsidiaries), then one hundred percent (100%) of the Net Cash Proceeds received by such Borrower pursuant to clause (A) and seventy-five percent (75%) of the Net Cash Proceeds received by such Borrower pursuant to clause (B) shall be paid within seven (7) Business Days of receipt thereof by such Borrower to the Administrative Agent as a prepayment of the Loans (in either case to be applied as set forth in Section 2.5(b)(xii) below). Notwithstanding the foregoing, AGCO shall be permitted to retain the Net Cash Proceeds from a Stock issuance or an incurrence of Funded Debt received at any time after the Initial Funding Date by AGCO to the extent such Net Cash Proceeds are concurrently used to repay the Existing 2008 Notes. In the event AGCO elects to apply Net Cash Proceeds to repay the Existing 2008 Notes and such Net Cash Proceeds are from the issuance of Stock and incurrence of Funded Debt simultaneously or in a related transaction or series of related transactions, the Net Cash Proceeds from the Stock issuance shall be deemed to be applied first to the to the repayment of the Existing 2008 Notes and the Net Cash Proceeds from the Funded Debt incurrence shall be deemed to be applied thereafter to the repayment of the Existing 2008 Notes. Nothing in this Section shall authorize any Borrower to issue any Stock or incur any Funded Debt except as expressly permitted by this Agreement."

                  (e) Amendment to Section 2.5. Section 2.5 of the Credit Agreement, Payments and Deposits, is hereby further amended and modified by deleting subsection 2.5(b)(iii) in its entirety and by substituting the following in lieu thereof:

                  "(iii) Intentionally Omitted."

                  (f) Amendment to Section 4.1. Section 4.1 of the Credit Agreement, Representation and Warranties of Borrowers, is hereby amended and modified by deleting section (k) thereof in its entirety and by substituting the following in lieu thereof:

            "(k) Senior Indebtedness. All Borrowings under this Agreement will be "Senior Indebtedness," under and as defined in the Convertible Note Indenture and the New Convertible Note Indenture. Upon the making of the initial Loans hereunder and the delivery of the notice specified in
      Section 3.2(q)(xii) hereof, this Agreement and all Loan Documents shall be
      (i) the "Bank Credit Agreement," as defined in the Existing 2008 Note Indenture and the Convertible Note Indenture, and (ii) a "Designated Credit Facility", as defined in the New Senior Subordinated Note Documents. Upon the completion of the Convertible Exchange Offer, this Agreement and all Loan Documents shall be the "Bank Credit Agreement," as defined in the New Convertible Note Indenture."

                  (g) Amendment to Section 6.1. Section 6.1 of the Credit Agreement, Reporting Requirements, is hereby amended and modified by deleting subsection 6.1 (k) in its entirety and by substituting the following in lieu thereof:

                  "(k) Creditor Reports. Copies of any statement, notice of default or other material notice delivered to or received from the applicable parties under the New Capital Market Transactions, the New Convertible Note Indenture or the Existing 2008 Note Indenture and, upon request by either Agent or any Lender, copies of any statement or report furnished to any other holder of the securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.1."

                  (h) Amendment to Section 7.7. Section 7.7 of the Credit Agreement, Sales of Assets, is hereby amended and modified by deleting subsection 7.7(c) in its entirety and by substituting the following in lieu thereof:

                  "(c) sales of wholesale Receivables (together with the Related Assets) invoiced to third parties at addresses located in the United States, Canada, and/or Europe under the US Securitization, the Canadian Securitization and/or the European Securitization, but only so long as the aggregate face amount of Receivables purchased by the purchasers under such facility and outstanding on any date of determination may not exceed U.S. $500,000,000.

                  (i) Amendment to Section 7.7. Section 7.7 of the Credit Agreement, Sales of Assets, is hereby further amended and modified by deleting the word "and" at the end of subsection 7.7(g), by replacing the period at the end of subsection 7.7(h) with "; and", and by inserting the following subsection 7.7(i) immediately following subsection 7.7(h):

                  "(i) sales (without recourse for loss resulting from an account debtor's inability to pay) of wholesale Receivables previously subject to the Canadian Securitization or the US Securitization (together with the Related Assets) under the Dealer Receivable Factoring Program."

                  (j) Amendment to Section 7.13. Section 7.13 of the Credit Agreement, Prepayment of Indebtedness, is hereby amended and modified by deleting such Section in its entirety and by substituting the following in lieu thereof:

            "Section 7.13 Prepayments of Indebtedness. From and after the Initial Funding Date, AGCO shall not, and shall not permit its Restricted Subsidiaries to, prepay, redeem, defease or purchase in any manner, or deposit or set aside funds for the purpose of any of the foregoing, make any payment in respect of principal of, or make any payment in respect of interest on, any Funded Debt, except AGCO and its Restricted Subsidiaries may (a) make regularly scheduled payments of principal or interest required in accordance with the terms of the Applicable Capital Market Transaction Documents or the terms of the documents evidencing other Funded Debt permitted hereunder, (b) prepay Indebtedness pursuant to refinancings permitted pursuant to Section 7.1 (c), (c) prepay the Existing Capital Market Transactions and the Bridge Facility from the Net Cash Proceeds received from the issuance of common stock of AGCO, (d) redeem the New Convertible Notes provided that (i) any such redemption is mandatory and results from the exercise of a right of conversion by the holders of such notes pursuant to the New Convertible Note indenture, and
      (ii) at the time of such redemption, no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (e) redeem or prepay the Existing 2008 Notes provided that at the time of such redemption or prepayment of the Existing 2008 Notes, no Default or Event of Default shall have occurred and be continuing or would result therefrom."

                  (k) Amendment to Section 7.17. Section 7.17 of the Credit Agreement, No Notice Under Indentures, is hereby amended and modified by deleting such Section in its entirety and by substituting the following in lieu thereof:

            "Section 7.17. No Notice Under Indentures. AGCO shall not deliver, or permit there to be delivered, to the Existing 2008 Note Trustee under the Existing 2008 Note Indenture, the Convertible Note Trustee under the Convertible Note Indenture, the New Convertible Note Trustee under the New Convertible Note Indenture, or any other trustee under any Applicable Capital Market Transaction Documents, any notice that any agreement, instrument or document, other than this Agreement and the Loan Documents, is the "Bank Credit Agreement" thereunder."

      SECTION 2. Waiver of Prepayment. The Administrative Agent and the Lenders hereby waive the provisions of Section 2.5(b)(iii) of the Credit Agreement with respect to any prepayment which may have been required to have been made on March 31, 2005 in connection with Excess Cash Flow received by Borrowers for the fiscal year ending December 31, 2004.

      SECTION 3. Consent to Exchange Offer. To the extent required under the Credit Agreement and pursuant to the terms and conditions set forth in this Amendment, the Administrative Agent and the Lenders hereby consent to the Convertible Exchange Offer provided that (i) no Default or Event of Default shall have occurred and be continuing at the time the Convertible Exchange Offer is consummated, (ii) the documents governing the Convertible Exchange Offer shall have terms and conditions consistent with clause (iii) of this Section 3 and otherwise be in form and substance reasonably acceptable to the Administrative Agent, (iii) the terms and conditions of the New Convertible Note Documents shall be substantially the same as the terms and conditions of the Convertible Notes except that the New Convertible Notes may (A) provide upon conversion of such New Convertible Notes, AGCO would pay the holders thereof cash equal to the principal amount of their New Convertible Notes and AGCO common stock for the remainder of the conversion value in excess of the principal amount, if any, and (B) provide for an increase in the conversion value upon the occurrence of a change of control and (iv) all Borrowings under the Credit Agreement will be "Senior Indebtedness" or the equivalent under the New Convertible Note Documents.

      SECTION 4. Consent to Release of Real Property. To the extent required under the Credit Agreement and pursuant to the terms and conditions set forth in this Amendment, the Administrative Agent and the Lenders hereby consent to the release of the Liens granted to the Administrative Agent by Valtra Holding Oy in certain Real Property located in Suolahti, Finland (as more fully described on Exhibit A attached hereto, the "Released Property") for the purpose of constructing additional building facilities at such location. All documents evidencing such release shall be in form and substance satisfactory to the Administrative Agent, and each Lender hereby authorizes the Administrative Agent to execute and deliver such release documents.

      SECTION 5. Representations and Warranties. Each of AGCO and the other Borrowers represents and warrants as follows:

                  (a) The execution, delivery and performance by each Borrower of this Amendment and the other transactions contemplated hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Borrower's charter or bylaws;
(ii) violate any Applicable Law (including, without limitation, to the extent applicable, the Securities Exchange Act of 1934, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970 and any similar statute); (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement; indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Borrower, any of its Subsidiaries or any of their properties (including any of the Applicable Capital Market Transaction Documents); or (iv) except for the Liens created under the Security Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Borrower or any of its Subsidiaries;

                  (b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party (i) is required for the due execution, delivery or performance by any Borrower of this Amendment and each other Loan Document contemplated hereby to which it is or is to be a party, or (ii) is required on the date hereof for the consummation of the transactions contemplated hereby;

                  (c) This Amendment and each other document required to be delivered by a Borrower hereunder has been duly executed and delivered by each Borrower thereto, and constitutes the legal, valid and binding obligation of each Borrower thereto, enforceable against such Borrower in accordance with its terms;

                  (d) The representations and warranties contained in Article 4 of the Credit Agreement, and in each of the other Loan Documents, are true and correct on and as of the date hereof as though made on and as of such date; other than any such representations and warranties that, by their terms, expressly refer to an earlier date;

                  (e) The Fair Market Value (as defined in Section 7.7(h) of the Credit Agreement) of the Released Property (as defined above) does not exceed U.S.$200,000; and

                  (f) After giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

      SECTION 6. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective as of the date first set forth above when the Administrative Agent shall have received, in form and substance satisfactory to it, each of the following:

                  (a) this Amendment, duly executed by the Borrowers, the Canadian Administrative Agent and the Administrative Agent, and Lender Addenda, in the form attached hereto, duly executed by all of the Term Loan Lenders and the Required Lenders;

                  (b) an amendment fee for the account of each Lender that delivered to the Administrative Agent prior to 5:00 p.m. (New York City time) on March 18, 2005, such Lender's executed Lender Addenda to this Amendment, in an amount equal to seven and one-half (7.5) basis points of each such Lender's Commitment; and

                  (c) the payment of such other fees, and the delivery of such other documents, instruments, and information, as the Administrative Agent may reasonably request.

      SECTION 7. Post Closing Deliverables. AGCO shall deliver each of the following to the Administrative Agent:

                  (a) Prior to the consummation of the Convertible Exchange Offer, drafts of the New Convertible Note Documents and the documents governing and related to the Convertible Exchange Offer, each with terms consistent with
Section 3 hereof and otherwise in form and substance reasonably acceptable to the Administrative Agent; and

                  (b) Within 3 Business Days after the consummation of the Convertible Exchange Offer, (i) fully executed copies of the New Convertible Note Documents and the documents governing the Convertible Exchange Offer; each of which shall be in substantially the same form as the drafts consented to by the Administrative Agent, with such changes as the Administrative Agent may approve in its reasonable credit judgment and (ii) upon request of the Administrative Agent, evidence reasonably satisfactory to the Administrative Agent that the Credit Agreement and the Loan Documents are the "Bank Credit Agreement" under the New Convertible Note Documents.

                  (c) Within 3 Business Days after the closing of the Canadian Dealer Receivable Factoring Program and the US Dealer Receivable Factoring Program, fully executed copies of the Canadian Dealer Receivable Factoring Program Documents and the US Dealer Receivable Factoring Program Documents, respectively, each of which shall be in substantially the same form as the drafts consented to by the Administrative Agent, with such changes as the Administrative Agent may approve in its reasonable credit judgment.

      SECTION 8. Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment as set forth in Section 6 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder"; "hereof, "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Notes and the other Loan

Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

      SECTION 9. Reaffirmation of Guaranty. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under the Guaranty Agreements to which it is a party remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under such Guaranty Agreements or any of the other Loan Documents to which it is a party.

      SECTION 10. Authorization. The Agents, the Lenders and each Issuing Bank hereby authorize the Administrative Agent to (i) amend, restate, supplement or otherwise modify the existing Securitization Intercreditor Agreements or (ii) enter into one or more new intercreditor agreements by and among AGCO, certain of AGCO's Subsidiaries, Rabobank, in its capacity as Administrative Agent, Rabobank, in its capacity as agent under the Canadian Securitization and/or the US Securitization, and Rabobank, in its capacity as agent under a Dealer Receivable Factoring Program, in each case in connection with the Dealer Receivable Factoring Program and on substantially the same terms as the existing Securitization Intercreditor Agreements.

      SECTION 11. Costs, Expenses and Taxes. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel for the Administrative Agent with respect thereto).

      SECTION 12. No Other Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement, or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Borrowers hereby ratify and confirm their respective obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent at variance with the Credit Agreement such as to require further notice by the Administrative Agent to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. The Borrowers acknowledge and expressly agree that the Agents and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (in each case as amended hereby).

      SECTION 13. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or via email transmission of an Adobe portable document format file (also known as a "PDF File") shall be as effective as delivery of a manually executed counterpart hereof.

      SECTION 14. Delivery of Lender Addenda. Each Lender executing this Amendment shall do so by delivering to the Administrative Agent a Lender Addendum, substantially in the form of Annex I attached hereto, duly executed by such Lender.

      SECTION 15. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of New York.

      SECTION 16. Final Agreement. This Amendment represents the final agreement between the Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. The Amendment shall constitute a Loan Document for all purposes.

              [The remainder of the page is intentionally blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

BORROWERS:

                                   AGCO CORPORATION

                                   BY:/s/ [ILLEGIBLE]
                                      -----------------------------
                                   Title: SVP. & GENERAL COUNSEL

                                   AGCO CANADA, LTD.

                                   By: /s/ [ILLEGIBLE]
                                       -----------------------------
                                   Title: VP

                                   AGCO LIMITED

                                   By: /s/ [ILLEGIBLE]
                                       -----------------------------
                                   Title: DIRECTOR

                                   AGCO INTERNATIONAL LIMITED

                                   By: /s/ [ILLEGIBLE]
                                       -------------------------
                                   Title: DIRECTOR

                                   AGCO HOLDING B. V.

                                   By: /s/ [ILLEGIBLE]
                                       --------------------------
                                   Title: DIRECTOR

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                       Third Amendment to Credit Agreement
                                 Signature Page 1

                                   AGCO DEUTSCHLAND HOLDING
                                   LIMITED & CO, KG

                                   By: /s/ [ILLEGIBLE]
                                       ---------------------------
                                   Title: DIRECTOR

                                   By: /s/ [ILLEGIBLE]
                                       ---------------------------
                                   Title:
                                          ------------------------

                                   VALTRA HOLDING OY

                                   By: /s/ [ILLEGIBLE]
                                       ----------------------------
                                   Title: DIRECTOR

GUARANTORS:                        RM2379
                                   VERMOGENS VERWALTUNGS GMBH

                                   By: /s/ [ILLEGIBLE]
                                       ----------------------------
                                   Title: DIRECTOR

                                   AGCO VERTRIEBS GMBH

                                   By: /s/ [ILLEGIBLE]
                                       --------------------------
                                   Title: DIRECTOR

                       Third Amendment to Credit Agreement
                                 Signature Page 2

                                   AGCO GMBH AND CO.

                                   By: /s/ [ILLEGIBLE]
                                       ----------------------------
                                   Title: DIRECTOR

                                   AGCO VERWALTUNGS GMBH

                                   By: /s/ [ILLEGIBLE]
                                       -----------------------
                                   Title: DIRECTOR

                                   AGCO GMBH

                                   By: /s/ [ILLEGIBLE]
                                       -----------------------
                                   Title: DIRECTOR

                                   AGCO FRANCE S. A.

                                   By: /s/ [ILLEGIBLE]
                                       ------------------------
                                   Title: DIRECTOR

                                   AGCO S. A.

                                   By: /s/ [ILLEGIBLE]
                                       ------------------------
                                   TITLE: DIRECTOR

                       Third Amendment to Credit Agreement
                                 Signature Page 3

                                   VALTRA TRACTEURS FRANCE S. A. S.

                                   By: /s/ [ILLEGIBLE]
                                       ------------------------
                                   Title: DIRECTOR

                                   VALTRA INTERNATIONAL B. V.

                                   By: /s/ [ILLEGIBLE]
                                       -------------------------
                                   Title: DIRECTOR

                                   MASSEY FERGUSON CORP.

                                   By: /s/ [ILLEGIBLE]
                                       -------------------------
                                   Title: VP.

                                   AGCO EQUIPMENT COMPANY

                                   BY: /s/ [ILLEGIBLE]
                                       ------------------------
                                   Title: VP

                                   VALTRA USA, INC.

                                   BY: /s/ [ILLEGIBLE]
                                       ------------------------
                                   TITLE: VP

                       Third Amendment to Credit Agreement
                                 Signature Page 4

                                   SUNFLOWER MANUFACTURING COMPANY, INC.

                                   By: /s/ [ILLEGIBLE]
                                       -------------------
                                   Title: VP

                                   AGCO ACCEPTANCE CORPORATION

                                   By: /s/ [ILLEGIBLE]
                                       -------------------
                                   Title: VP

                                   AGCO MANUFACTURING LTD.

                                   By: /s/ [ILLEGIBLE]
                                       -------------------
                                   Title: DIRECTOR

                                   AGCO SERVICES LTD.

                                   By: /s/ [ILLEGIBLE]
                                       -------------------
                                   Title: DIRECTOR

                                   VALTRA VUOKRAUS OY

                                   By: /s/ [ILLEGIBLE]
                                       ---------------------
                                   Title: DIRECTOR

                       Third Amendment to Credit Agreement
                                 Signature Page 5

                                   AGCO DO BRASIL COMERCIA E INDUSTRIA LTDA.

                                   By: /s/ [ILLEGIBLE]
                                       ----------------------
                                   Title: DIRECTOR

                                   VALTRA DO BRASIL LTDA.

                                   By: /s/ [ILLEGIBLE]
                                       ----------------------
                                   Title: DIRECTOR

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                       Third Amendment to Credit Agreement
                                 Signature Page 6

AGENTS, ISSUING BANKS              COOPERATIEVE CENTRALE RAIFFEISEN-
AND SWING LINE BANK:               BOERENLEENBANK, B.A., "RABOBANK,
                                   NEDERLAND," NEW YORK BRANCH, as
                                   Administrative Agent and Multi-Currency
                                   Issuing Bank

                                   By: /s/ Betty H. Mills
                                       ----------------------
                                          Betty H. Mills
                                   Title: Executive Director

                                   By: /s/ Rebecca O. Morrow
                                       --------------------------
                                           Rebecca O. Morrow
                                   Title: Executive Director

                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK,
                                   NEDERLAND," CANADIAN BRANCH, as
                                   Canadian Administrative Agent and Canadian
                                   Issuing Bank

                                   By: _________________________________

                                   Title: ______________________________

                                   By: _________________________________

                                   Title: _______________________________


LENDERS:                           See each Leder Addendum attached hereto

                       Third Amendment to Credit Agreement
                                 Signature Page 7

AGENTS, ISSUING BANKS AND SWING    COOPERATIEVE CENTRALE RAIFFEISEN-
LINE BANK:                         BOERENLEENBANK B.A.,"RABOBANK
                                   NEDERLAND,"NEW YORK BRANCH, as
                                   Administrative Agent and Multi-Currency
                                   Issuing Bank

                                   By: _____________________________

                                   Title: __________________________

                                   By: _____________________________

                                   Title: __________________________

                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND," CANADIAN BRANCH, as
                                   Canadian Administrative Agent and Canadian
                                   Issuing Bank

                                   By: /s/ Andrew Chewpa
                                       ------------------------
                                           Andrew Chewpa
                                   Title: Executive Director

                                   By: /s/ Craig Squires
                                       ------------------------
                                           Craig Squires
                                   Title: Vice President

LENDERS:                           See each Lender Addendum attached hereto

                       Third Amendment to Credit Agreement
                                 Signature Page 7

                                    EXHIBIT A
                        DESCRIPTION OF RELEASED PROPERTY

That certain unseparated 1.200m2 parcel from the parcel Register Number 774-7-1-1 located in Suolahti, Finland, as more fully described on the attached map.

                                     [MAP]

                                  [FLOOR PLAN]